Q3 FY16 FINANCIAL RESULTS CONFERENCE CALL May 10, 2016 at 5:00 pm ET Exhibit 99.2

SAFE HARBOR This presentation may contain certain comments, which are “forward-looking” statements that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts, may be forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties; these statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Any number of factors could cause actual results to differ materially from anticipated results. For more information concerning factors that could cause actual results to differ from anticipated results, see the “Risk Factors” included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2015, as well as the quarterly reports on Form 10-Q for the quarters ended September 30, 2015 and December 31, 2015, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any intentions or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted earnings per share, return on invested capital (“ROIC”) and the percentage change in net sales excluding the impact of foreign currency exchange rates. A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 2

HIGHLIGHTS – Q3 FY16 3  Net sales of $798 million, up 5% Y/Y, and non-GAAP diluted EPS of $0.64*, up 23% Y/Y  Net sales below our expected range; EPS within our expected range  Missed expected net sales range primarily due to lower volume of big deals, which resulted in higher than expected gross profit margins  Gross profit margin of 10.6% from favorable sales mix  Three acquisitions (Imago, Network1 and KBZ) performed very well  Third quarter 2016 return on invested capital of 12.3% (14.5% YTD)* * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q3 FY16 Q3 FY15 Change Net sales $798.4 $763.2 5% Gross profit 84.5 80.0 6% Gross profit margin % (of net sales) 10.6% 10.5% 10 bps Operating income 21.6 21.5 1% Non-GAAP operating income * 25.3 24.2 5% GAAP net income 14.0 12.9 8% Non-GAAP net income * 16.5 14.9 11% GAAP diluted EPS $0.54 $0.45 20% Non-GAAP diluted EPS * $0.64 $0.52 23% HIGHLIGHTS – Q3 FY16 4 * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. In millions, except EPS

THIRD QTR: Q3 FY16 – Y/Y % CHANGE Reported Constant Currency Organic Growth* WW Barcode & Security 10.3% 12.6% -0.6% WW Comms. & Services -5.2% -0.8% -0.8% Consolidated 4.6% 7.7% -0.7% SALES GROWTH SUMMARY 5 NINE MONTHS: Q3 FY16 YTD – Y/Y % CHANGE Reported Constant Currency Organic Growth* WW Barcode & Security 13.7% 18.7% 4.1% WW Comms. & Services 10.7% 13.2% -1.3% Consolidated 12.7% 16.9% 2.3% * Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q3 FY15 Q3 FY16 Q3 FY16 Q3 FY15 Net sales $532.5 $482.8 Gross profit $46.6 $41.2 Gross margin 8.8% 8.5% Operating income $11.4 $10.1 Operating income % 2.1% 2.1% Non-GAAP operating income $12.4 $10.7 Non-GAAP operating income % 2.3% 2.2% Net Sales, $ in millions Up 10% Organic Growth, -0.6% WW BARCODE & SECURITY 6 $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. $483 $533 Acqs. & FX

Q3 FY16 Q3 FY15 Net sales $265.9 $280.4 Gross profit $37.9 $38.8 Gross margin 14.2% 13.8% Operating income $10.3 $11.7 Operating income % 3.9% 4.2% Non-GAAP operating income $12.9 $13.5 Non-GAAP operating income % 4.9% 4.8% WW COMMUNICATIONS & SERVICES 7 Q3 FY15 Q3 FY16 Net Sales, $ in millions Down 5% Organic Growth, -0.8% $ in millions $266 $280 Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q3 FY16 Q2 FY16 Q3 FY15 Accounts receivable (Q/E) $522.7 $588.4 $487.1 Days sales outstanding in receivables 59 53 57 Inventory (Q/E) $568.2 $604.1 $485.6 Inventory turns 4.9 6.0 5.4 Accounts payable (Q/E) $431.9 $512.0 $392.4 Paid for inventory days 17.2 9.3 12.3 WORKING CAPITAL MEASURES $ in millions 8

Q3 FY16 Q2 FY16 Q3 FY15 Return on invested capital (QTR)* 12.3% 17.5% 12.1% Return on invested capital (YTD)* 14.5% 15.9% 14.5% Operating cash flow, trailing 12-months $72.7 $44.7 $42.2 Cash and cash equivalents (Q/E) $40.8 $39.4 $93.6 Debt (Q/E) $79.8 $115.1 $11.9 Net debt to EBITDA, trailing 12-months 0.31x 0.61x -- Shares repurchased – # of shares (QTR) 870,416 801,040 69,965 Shares repurchased – dollars (QTR) $26.8 $29.6 $2.7 Cum. repurchases under plan – # shares (as of Q/E) 3,300,384 2,429,968 69,965 Cum. repurchases under plan – dollars (as of Q/E) $117.2 $90.4 $2.7 Remaining authorization under plan (as of Q/E) $2.8 $29.6 $117.3 CASH FLOW AND BALANCE SHEET HIGHLIGHTS $ in millions 9 * Excludes non-GAAP adjustments and change in fair value of contingent consideration. See Appendix for calculation of ROIC, a non-GAAP measure.

Q4 FY16 OUTLOOK* 10 * Outlook as of May 10, 2016. Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs. Reflects the following FX rates: $1.14 to EUR 1.00 for the Euro, $0.282 to R$1.00 for the Brazilian real (R$3.55 to $1), and $1.44 to GBP 1.00 for the British pound. For the quarter ending June 30, 2016, excluding amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs: Net Sales Non-GAAP Diluted Earnings Per Share  Range from $900 million to $950 million  Range from $0.70 to $0.74 per share

APPENDIX: NON-GAAP FINANCIAL INFORMATION 11 Operating Income, Net Income & EPS ($ in thousands) Quarter Ended March 31, 2016 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 21,647 $ 21,353 $ 14,042 $ 0.54 Adjustment: Amortization of intangible assets 2,507 2,507 1,703 0.07 Change in fair value of contingent consideration 1,139 1,139 748 0.03 Acquisition costs (a) 29 29 29 - Non-GAAP measure $ 25,322 $ 25,028 $ 16,522 $ 0.64 Quarter Ended March 31, 2015 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 21,496 $ 19,821 $ 12,943 $ 0.45 Adjustment: Amortization of intangible assets 2,114 2,114 1,464 0.05 Change in fair value of contingent consideration 285 285 200 0.01 Acquisition costs (a) 292 292 292 0.01 Non-GAAP measure $ 24,187 $ 22,512 $ 14,899 $ 0.52 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 12 Highlights by Segment – Y/Y Quarter Ended March 31, 2016 ($ in thousands) WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 532,534 $ 265,870 $ - $ 798,404 GAAP operating income $ 11,375 $ 10,301 $ (29) $ 21,647 Adjustments: Amortization of intangible assets 1,036 1,471 - 2,507 Change in fair value of contingent consideration - 1,139 - 1,139 Acquisition costs - - 29 29 Non-GAAP operating income $ 12,411 $ 12,911 $ - $ 25,322 GAAP operating income % (of net sales) 2.1% 3.9% n/m 2.7% Non-GAAP operating income % (of net sales) 2.3% 4.9% n/m 3.2% Quarter Ended March 31, 2015 WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 482,780 $ 280,423 $ - $ 763,203 GAAP operating income $ 10,081 $ 11,707 $ (292) $ 21,496 Adjustments: Amortization of intangible assets 464 1,650 - 2,114 Change in fair value of contingent consideration 172 113 - 285 Acquisition costs - - 292 292 Non-GAAP operating income $ 10,717 $ 13,470 $ - $ 24,187 GAAP operating income % (of net sales) 2.1% 4.2% n/m 2.8% Non-GAAP operating income % (of net sales) 2.2% 4.8% n/m 3.2% n/m = not meaningful

APPENDIX: NON-GAAP FINANCIAL INFORMATION

Return on Invested Capital

($ in thousands)

	Q3 FY16	Q2 FY16	Q3 FY15
Return on invested capital (ROIC), annualized (a)	**12.3%**	**17.5%**	**12.1%**
Reconciliation of Net Income to EBITDA			
Net income - GAAP	$ 14,042	$ 20,656	$ 12,943
Plus: Income taxes	7,311	10,976	6,878
Plus: Interest expense	694	709	891
Plus: Depreciation and amortization	4,281	4,351	3,710
EBITDA	26,328	36,692	24,422
Change in fair value of contingent consideration	1,139	1,816	285
Acquisition costs	29	60	292
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 27,496	$ 38,568	$ 24,999
Invested Capital Calculation			
Equity - beginning of the quarter	$ 754,794	$ 764,693	$ 818,748
Equity - end of quarter	757,374	754,794	799,051
Add: Change in fair value of contingent consideration, net of tax	748	1,244	200
Add: Acquisition costs, net of tax	29	60	292
Average equity	756,473	760,396	809,146
Average funded debt (b)	146,213	117,421	32,046
Invested capital (denominator for ROIC)(non-GAAP)	$ 902,686	$ 877,817	$ 841,192

Notes:

(a) *Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.*

(b) *Average daily amounts outstanding on short-term and long-term interest-bearing debt.*

scansource

13

APPENDIX: NON-GAAP FINANCIAL INFORMATION 14 Net Sales, Constant Currency and Excluding Acquisitions - QTR ($ in thousands) WW Barcode & Security WW Comms. & Services Consolidated For the quarter ended March 31, 2016: Q3 FY16 net sales, as reported $ 532,534 $ 265,870 $ 798,404 Foreign exchange negative impact (a) 11,152 12,193 23,345 Q3 FY16 net sales, constant currency 543,686 278,063 821,749 Less: Acquisitions (63,637) - (63,637) Q3 FY16 net sales, constant currency excl. acquisitions $ 480,049 $ 278,063 $ 758,112 Q3 FY15 net sales, as reported $ 482,780 $ 280,423 $ 763,203 Y/Y % Change: As reported 10.3% -5.2% 4.6% Constant currency 12.6% -0.8% 7.7% Constant currency, excluding acquisitions -0.6% -0.8% -0.7% (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating the net sales for the quarter ended March 31, 2016 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended March 31, 2015.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 15 Net Sales, Constant Currency and Excluding Acquisitions - YTD ($ in thousands) WW Barcode & Security WW Comms. & Services Consolidated For the nine months ended March 31, 2016: Q3 FY16 YTD net sales, as reported $ 1,795,733 $ 867,021 $ 2,662,754 Foreign exchange negative impact (a) 77,663 19,944 97,607 Q3 FY16 YTD net sales, constant currency 1,873,396 886,965 2,760,361 Less: Acquisitions (229,721) (118,926) (348,647) Q3 FY16 YTD net sales, constant currency excl. acquisitions $ 1,643,675 $ 768,039 $ 2,411,714 Q3 FY15 YTD net sales, as reported $ 1,578,723 $ 783,218 $ 2,361,941 Less: Acquisitions - (4,686) (4,686) Q3 FY15 YTD net sales, constant currency excl. acquisitions $ 1,578,723 $ 778,532 $ 2,357,255 Y/Y % Change: As reported 13.7% 10.7% 12.7% Constant currency 18.7% 13.2% 16.9% Constant currency, excluding acquisitions 4.1% -1.3% 2.3% (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating the net sales for the nine months ended March 31, 2016 into U.S. dollars using the weighted average foreign exchange rates for the nine months ended March 31, 2015.